UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2026

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 31, 2026, the Board of Directors (the “Board”) of The Greenbrier Companies, Inc. (the “Company”) approved and adopted amendments (the “Amendment”) to the Company’s Amended and Restated Bylaws (as so amended, the “Amended Bylaws”).

The Amendment includes multiple amendments to the Company’s Amended and Restated Bylaws and, among other things, (i) clarifies the procedural authority of the presiding officer to adjourn shareholder meetings without a shareholder vote in specified circumstances, and (ii) revises the advance notice deadline for shareholders to bring shareholder proposals and/or director nominations before annual meetings to not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the preceding year’s annual meeting, except in limited circumstances.

Accordingly, for director nominations or shareholder proposals to be brought before the 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”), other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), written notice must be delivered to, or mailed and received by, the Secretary of the Company not earlier than the close of business on September 9, 2026 and not later than the close of business on October 9, 2026, at the following address: The Greenbrier Companies, Inc., One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035 Attention: Adam Waks, Corporate Secretary.

In addition, the deadline for shareholders to submit proposals pursuant to Rule 14a-8 under the Exchange Act and the deadline for any person intending to solicit proxies at the 2027 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act, previously announced in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders, remain unchanged.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On March 31, 2026, the Company issued a press releasing announcing a cash dividend of $0.34 per share. The dividend will be payable on May 11, 2026, to all holders of record of the Company’s common stock as of the close of business on April 20, 2026. A copy of the press release announcing the dividend is attached as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of The Greenbrier Companies, Inc., dated March 31, 2026

99.1	Press Release dated April 1, 2026 of The Greenbrier Companies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date:	April 1, 2026	By:	/s/ Michael J. Donfris
Michael J. Donfris
Senior Vice President, Chief Financial Officer